Exhibit 10.21

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (this “Amendment”), is entered into as of January 5, 2015 by and among the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Revolving Lender”, as that term is hereinafter further defined), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), NEW MOUNTAIN LAKE HOLDINGS, LLC, a Nevada limited liability corporation (“Parent”), U.S. XPRESS ENTERPRISES, INC., a Nevada Corporation (“USX”), and the Subsidiaries of USX identified on the signature pages hereof (such Subsidiaries, together with USX, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Parent, the Borrowers, the Agent, and the Revolving Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of May 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Revolving Lenders have made certain financial accommodations available to the Borrowers;

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement and the Intercompany Subordination Agreement, and subject to the terms and conditions hereof, the requisite lenders are willing to agree to such amendments and provide such consent, and the parties have agreed to effect such amendments through this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties (including the Agent, with the consent and at the direction of the Revolving Lenders constituting at least the Required Lenders) agree as follows:

1.             Amendments.  Effective as of the Amendment Effective Date (as defined below):

a.                                      The Credit Agreement is hereby amended as follows:  The definition of “Reaffirmation Agreement” set forth on Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:  “Reaffirmation Agreement” means that certain Reaffirmation Agreement, dated as of the date hereof, between the Loan Parties, other Subsidiaries of Administrative Borrower (except for Choo-Choo Aero, LLC) and Agent, for the benefit of Agent and the Revolving Lenders and the other holders of the Obligations.

b.                                      The Intercompany Subordination Agreement is hereby amended as follows:  Consent.  Choo-Choo Aero, LLC’s name and signature block are deemed deleted from the Intercompany Subordination Agreement.

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2.             Conditions to Effectiveness of this Amendment.  This Amendment shall become effective on the date (such date, the “Amendment Effective Date”) that the following conditions have been satisfied:

a.             The Agent shall have received executed counterparts to this Amendment from Parent, the Borrowers and the other Loan Parties, the Agent and the Revolving Lenders constituting at least the Required Lenders;

b.             The Agent shall have received reimbursement and payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of Paul Hastings LLP, counsel to the Agent), to the extent such costs and expenses have not yet been paid; and

c.             As of the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3.             Representations and Warranties.  To induce the Revolving Lenders to consent to this Amendment and instruct the Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Revolving Lenders consenting to this Amendment and the Agent that:

a.             The execution, delivery and performance by each Loan Party of this Amendment, and by each Loan Party of the other Loan Documents executed in connection with this Amendment to which it is a party: (i) does not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any Requirements of Law applicable to any Loan Party or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, and (iii) will not give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries except as required hereby;

b.             This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights and remedies in general; and

c.             After giving effect to this Amendment, neither the modification of the Credit Agreement nor the Intercompany Subordination Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment: (i) impairs the grant, validity, priority or perfection of the Liens granted by the Loan Parties party hereto pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

4.             Effect of Amendment.  All terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties to the Lender Group and the Bank Product Providers.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender Group or the Bank Product Providers under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.  This Amendment shall not extinguish the Obligations outstanding prior to the Amendment Effective Date.  Except as expressly provided herein, nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents.  This Amendment shall

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constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

6.             Reaffirmation of Obligations and Acknowledgment of Indebtedness.  Each Loan Party hereby acknowledges that the Loan Documents (as amended hereby) and the Obligations constitute the valid and binding obligations of such Loan Party enforceable against such Loan Party, and each Loan Party hereby reaffirms its obligations under the Loan Documents.  Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Credit Party is a party shall continue to apply to the Credit Agreement as amended hereby.  Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents.  Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations under the Loan Documents and (iii) its grant of Liens on the Collateral to secure the Obligations under the Loan Documents pursuant to the Loan Documents.

7.             Governing Law, Venue and Waiver of Jury Trial.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the state of New York and all applicable federal laws of the United States of America, and shall be subject to, and construed in accordance with, all of the relevant provisions of Article 12 of the Credit Agreement.

8.             No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

9.             Costs and Expenses.  The Borrowers agree to pay all reasonable, out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment.

10.          Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

11.          Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

12.          Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PARENT:	New Mountain Lake Holdings, LLC, a Nevada limited liability company

	By:	/s/ Lisa M. Pate
	Name:	Lisa M. Pate
	Title:	Manager, President, and Treasurer

BORROWERS:	U.S. Xpress Enterprises, Inc.,
a Nevada corporation

	By:	/s/ Ray M. Harlin
	Name:	Ray M. Harlin
	Title:	President, Treasurer, Chief Financial Officer, and Assistant Secretary

U.S. Xpress, Inc., a Nevada corporation

	By:	/s/ Ray M. Harlin
	Name:	Ray M. Harlin
	Title:	President, Treasurer, Chief Financial Officer, and Assistant Secretary

Xpress Global Systems, Inc., a Georgia corporation,

	By:	/s/ Ray M. Harlin
	Name:	Ray M. Harlin
	Title:	Assistant Secretary

Total Logistics Inc., a Mississippi corporation

	By:	/s/ Ray M. Harlin
	Name:	Ray M. Harlin
	Title:	Secretary, Assistant Secretary, Treasurer

[Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent]

Total Transportation of Mississippi LLC, a Mississippi limited liability company

By:	/s/ Ray M. Harlin
Name:	Ray M. Harlin
Title:	Secretary, Assistant Secretary, Treasurer

U.S. Xpress Leasing, Inc., a Tennessee corporation

By:	/s/ Ray M. Harlin
Name:	Ray M. Harlin
Title:	Assistant Secretary, Treasurer

Xpress Air, Inc., a Tennessee corporation

By:	/s/ Ray M. Harlin
Name:	Ray M. Harlin
Title:	Assistant Secretary

Xpress Holdings, Inc., a Nevada corporation

By:	/s/ Jane Greenberg
Name:	Jane Greenberg
Title:	Secretary & Treasurer

Associated Developments, LLC, a Tennessee limited liability company

By:	/s/ Ray M. Harlin
Name:	Ray M. Harlin
Title:	Vice Manager and Assistant Secretary

[Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent]

TAL Power Equipment #1 LLC, a Mississippi limited liability company

By:	/s/ Ray M. Harlin
Name:	Ray M. Harlin
Title:	Secretary and Treasurer

TAL Power Equipment #2 LLC, a Mississippi limited liability company

By:	/s/ Ray M. Harlin
Name:	Ray M. Harlin
Title:	Secretary and Treasurer

TAL Real Estate LLC, a Mississippi limited liability company

By:	/s/ Ray M. Harlin
Name:	Ray M. Harlin
Title:	Secretary and Treasurer

TAL Van#1 LLC, a Mississippi limited liability company

By:	/s/ Ray M. Harlin
Name:	Ray M. Harlin
Title:	Secretary and Treasurer

Transportation Assets Leasing Inc., a Mississippi corporation

By:	/s/ Ray M. Harlin
Name:	Ray M. Harlin
Title:	Secretary, Assistant Secretary, and Treasurer

[Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent]

Transportation Investments Inc., a Mississippi corporation

By:	/s/ Ray M. Harlin
Name:	Ray M. Harlin
Title:	Secretary, Assistant Secretary, and Treasurer

[Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent]

AGENT:	Wells Fargo Bank, National Association, a national banking association, as Agent, Lead Arranger, Sole Book Runner

	By:	/s/ Peter Schuebler
	Name:	Peter Schuebler
Its Authorized Signatory

REVOLVING LENDERS:	Wells Fargo Bank, National Association, a national banking association, as a Revolving Lender

	By:	/s/ Peter Schuebler
	Name:	Peter Schuebler
	Title:	Vice President

REGIONS BANK, as a Revolving Lender

	By:	/s/ Stuart A. Hall
	Name:	Stuart A. Hall
	Title:	Senior Vice President

BMO Harris Bank N.A., as a Revolving Lender

	By:	/s/ Kara Goodwin
	Name:	Kara Goodwin
	Title:	Director

Morgan Stanley Bank, N.A., as a Revolving Lender

	By:	/s/ Jason Lipschitz
	Name:	Jason Lipschitz
	Title:	Authorized Signatory

[Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent]